EXHIBIT 1


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Series B Preferred stock and Common Stock, par value $0.001, of Cardiac Pathways Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

                                             BANKAMERICA VENTURES


                                             By:   /s/ Mark Brooks
                                                --------------------------------
                                                Name:  Mark Brooks
                                                Title: Principal


                                             BA VENTURE PARTNERS V


                                             By:   /s/ Mark Brooks
                                                --------------------------------
                                                Name:  Mark Brooks
                                                Title: General Partner


                                             MORGAN STANLEY DEAN WITTER & CO.


                                             By:   /s/ Peter Vogelsang
                                                --------------------------------
                                                Name:  Peter Vogelsang
                                                Title: Authorized Signatory


                                             MORGAN STANLEY VENTURE CAPITAL
                                             III, INC.


                                             By:   /s/ Debra Abramovitz
                                                --------------------------------
                                                Name:  Debra Abramovitz
                                                Title: Vice President


                                             MORGAN STANLEY VENTURE PARTNERS
                                             III, L.L.C.

                                             By: Morgan Stanley Venture Capital
                                                 III, Inc., as Institutional
                                                 Managing Member


                                             By:   /s/ Debra Abramovitz
                                                --------------------------------
                                                Name:  Debra Abramovitz
                                                Title: Vice President


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                                             MORGAN STANLEY VENTURE INVESTORS
                                             III, L.P.

                                             By:  Morgan Stanley Venture
                                                  Partners III, L.L.C.,
                                                  as General Partner

                                             By:  Morgan Stanley Venture Capital
                                                  III, Inc., as Institutional
                                                  Managing Member

                                             By:   /s/ Debra Abramovitz
                                                --------------------------------
                                                Name:  Debra Abramovitz
                                                Title: Vice President


                                             MORGAN STANLEY VENTURE PARTNERS
                                             III, L.P.

                                             By:  Morgan Stanley Venture
                                                  Partners III, L.L.C.,
                                                  as General Partner

                                             By:  Morgan Stanley Venture Capital
                                                  III, Inc., as Institutional
                                                  Managing Member


                                             By:   /s/ Debra Abramovitz
                                                --------------------------------
                                                Name:  Debra Abramovitz
                                                Title: Vice President


                                             THE MORGAN STANLEY VENTURE PARTNERS
                                             ENTREPRENEUR FUND, L.P.

                                             By:  Morgan Stanley Venture
                                                  Partners III, L.L.C.,
                                                  as General Partner

                                             By:  Morgan Stanley Venture Capital
                                                  III, Inc., as Institutional
                                                  Managing Member

                                             By:   /s/ Debra Abramovitz
                                                --------------------------------
                                                Name:  Debra Abramovitz
                                                Title: Vice President


                                             MORGAN STANLEY DEAN WITTER EQUITY
                                             FUNDING, INC.


                                             By:   /s/ Martin M. Cohen
                                                --------------------------------
                                                Name:  Martin M. Cohen
                                                Title: Vice President and
                                                       Secretary